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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -----------------

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                              -----------------

                                April 10, 2003
               Date of Report (Date of Earliest Event Reported)

                            WCI COMMUNITIES, INC.
              (Exact Name of Registrant as Specified in Charter)

          DELAWARE                       1-31255                  59-2857021
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or Organization)                               Identification No.)

    24301 Walden Center Drive                                       34134
   Bonita Springs, Florida 34134                                  (Zip Code)
(Address of Principal Executive Office)



                                (239) 947-2600
             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit     Description
    -------     -----------

      99.1      Press Release of WCI Communities, Inc. dated April 10, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.


         The following information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On April 10, 2003, WCI Communities, Inc. issued a press release announcing first quarter new home orders for the three month period ended March 31, 2003 (the "Press Release"). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.



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Dated:  April 11, 2003

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WCI COMMUNITIES, INC.


                                           By: /s/ Vivien N. Hastings
                                              -------------------------------
                                              Name:  Vivien N. Hastings
                                              Title:    Senior Vice President